UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021 (July 23, 2021)

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(484) 893-0060

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, in a joint press release issued by Vinco Ventures, Inc. (the “Company”) and ZASH Global Media and Entertainment Corporation (“Zash”), on February 23, 2021, Zash entered into a definitive purchase agreement (the “Lomotif SPA”) with Lomotif Private Limited (“Lomotif”), pursuant to which Zash would acquire a majority controlling interest in Lomotif.

In connection with the Lomotif SPA, on July 23, 2021, the parties entered into that certain Side Letter to Securities Purchase Agreement relating to ZVV Media Partners LLC’s acquisition of 80.00% of the shares in Lomotif Private Limited (the “Side Letter”) whereby the parties agreed that $8,000,000 of the cash consideration payable under the Lomotif SPA to Paul Yang Zhiwen (“Paul”), a majority shareholder of Lomotif, would be held back pending the satisfaction of certain closing obligations contemplated under the Lomotif SPA, including, but not limited to, the transfer of the legal and beneficial ownership of Paul’s 403,466 ordinary shares in the Company (the “Holdback Amount”). The Holdback Amount was evidenced by a Note (as defined in the Side Letter) convertible into 2,750,000 shares of the Company’s common stock and Pledge Agreement (as defined in the Side Letter) as described in the Side Letter.

Upon the satisfaction of the closing obligations contemplated under the Lomotif SPA and upon conversion of the Note on September 13, 2021, the Company shall issue 5,500,000 shares of its common stock to Paul pursuant to the terms of the Lomotif SPA and the Side Letter.

The foregoing provides only a brief description of the material terms of the Side Letter, does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the Side Letter filed as exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01 and incorporated herein by reference, the Company shall issue 5,500,000 shares of its common stock to Paul pursuant to the terms of the Side Letter (the “Issuance”). The Issuance will be made in reliance upon the exemption from registration provided by 4(a)(2) under the 1933 Act.

The foregoing description of the Issuance is qualified, in its entirety, by reference to the Side Letter attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Our Board of Directors currently consists of five (5) directors: Christopher B. Ferguson, Louis Foreman, Kevin O’Donnell, Mary Ann Halford, and Frank Jennings. As disclosed in the Company’s Preliminary Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2021 (the “Preliminary Proxy”), at the Company’s 2021 Annual Meeting of the Stockholder to be held on or about October 14, 2021 (the “Annual Meeting”), we are proposing the election of five (5) new directors to take office immediately following the Annual Meeting. Each director elected at the Annual Meeting will serve until his or her successor is duly elected and qualified at the next Annual Meeting or until his or her earlier death, disqualification, resignation, or removal. The nominees for election to the Board of Directors of the Company at the Annual Meeting are Lisa King, Roderick Vanderbilt, Michael J. DiStasio, Elliot Goldstein and Phillip A. McFillin.

The Company’s current executive officers are:

●	Christopher B. Ferguson - Chief Executive Officer and Chairman
●	Kevin J. Ferguson – President and Treasurer
●	Brett Vroman – Chief Financial Officer and Corporate Secretary
●	Brian McFadden – Chief Strategy Officer

As disclosed in the Proxy Statement, the Company anticipates that immediately following the Annual Meeting, the current executive officers will resign, except for Brett Vroman, and Company’s executive officers following the Annual Meeting will be:

●	Lisa King – Chief Executive Officer and President
●	Brett Vroman – Chief Financial Officer and Treasurer
●	Stephen Garrow – Chief Operations Officer and Secretary

The information contained herein regarding the Proxy Statement and Annual Meeting is not complete and the Company’s stockholders are encouraged to review the full text of the information provided in the Company’s Preliminary Proxy Statement filed with the SEC on September 8, 2021 and available at: https://www.sec.gov/Archives/edgar/data/0001717556/000149315221022172/pre14a.htm. The proposals discussed in the Preliminary Proxy Statement are subject to change pending the Company’s filing of a Definitive Proxy Statement. The Company does not presently expect to make material changes to the proposals, if any, remove any of the proposals or add any new proposals to the Definitive Proxy Statement. The final proposals to be submitted to the company’s stockholders for considerations at the Annual Meeting will be included in the Company’s Definitive Proxy Statement. The Company expects to file the Definitive Proxy Statement with the SEC on or about September 20, 2021. The Company’s Definitive Proxy statement will be available, free of charge, on the SEC’s website and is expected to be mailed to stockholders on or about September 22, 2021.

Item 7.01.	Regulation FD disclosure.

On September 8, 2021, Vinco Ventures, Inc. (the “Company”), a Nevada corporation, issued a press release on the Company’s 2021 Annual Proxy details and provided a corporate update in a new investor presentation. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On September 8, 2021, the Company posted a new corporate presentation (the “Corporate Presentation”) on its Investor Relations website at https://investors.vincoventures.com. The Corporate Presentation, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, updates previously filed presentations and provides an overview of the Company’s 2021 Annual Proxy. The preceding information, as well as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Side Letter to Securities Purchase Agreement
99.1	Investor presentation dated September 8, 2021
99.2	Press release dated September 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer